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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  ----------



                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) of the
                        SECURITIES EXCHANGE ACT OF 1934





Date of earliest event reported:  December 20, 1996





                           Able Telcom Holding Corp.
              (Exact name of registrant as specified in charter)



        Florida                     0-21986                  65-0013218
(State or other jurisdiction      (Commission               (IRS employer
    of incorporation)            file number)            identification no.)



1601 Forum Place, Suite 1110, West Palm Beach, Florida          33401
(Address of principal executive offices)                     (Zip code)




Registrant's telephone number, including area code:  (561) 688-0400







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Item 5. Other Events.

      On December 20, 1996, in a private placement transaction (the "Private Placement") exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Act"), the Registrant sold to each of Credit Suisse First Boston Corporation and Silverton International Fund Limited (collectively, the "Purchasers") 500 shares (the "Series A Preferred Shares") of its Series A Preferred Stock, par value $.10 per share, and issued to each purchaser a contingent warrant (the "Warrant") to purchase 100,000 shares of the Registrant's common stock, par value $.001 per share ("Common Stock"). The Purchasers each paid the Registrant $3,000,000 for the Series A Preferred Shares and the Warrant. The Private Placement was effected pursuant to a Series A Preferred Stock Agreement by and among the Purchasers and the Registrant dated December 20, 1996 (the "Agreement"). Pursuant to the Agreement, so long as the Series A Preferred Shares are issued and outstanding, if the Registrant conducts a private offering of any equity securities, each of the Purchasers that holds Series A Preferred Shares has a right of first refusal to purchase all of such equity securities for cash at an amount equal to the price for which such securities are proposed to be sold. The Warrants are exercisable one year from the effective date of the Private Placement provided that the Series A Preferred Stock is not converted to Common Stock prior to the first anniversary of the Private Placement.

      In connection with the Agreement, on December 20, 1996, the Registrant filed Articles of Amendment (the "Articles") to its Articles of Incorporation designating the Series A Preferred Stock. Pursuant to the Articles, cumulative dividends on the Series A Preferred Shares accrue at an annual rate of 5% of the "Liquidation Preference" (as defined below) and are payable quarterly in arrears in cash or through a dividend of additional shares of Series A Preferred Stock, at the option of the Registrant. In the event of a liquidation, dissolution or winding up of the Registrant, the holders of Series A Preferred Stock are entitled to receive a preferential distribution of the assets of the Registrant equal to $6,000.00 per share of Series A Preferred Stock (the "Liquidation Preference").

      Holders of Series A Preferred Stock have the right to convert their shares at any time after April 30, 1997 into shares of Common Stock ("Conversion Shares"). The number of Conversion Shares is to be determined by dividing the Liquidation Preference per share by the lesser of (i) $9.82 (the "Fixed Conversion Price") or (ii) by application of an applicable percentage discount (ranging from 10% to 20% depending on the date of the conversion notice) to the average closing bid price of a share of Common Stock for the three trading days immediately preceding the date of the conversion notice (the "Floating Conversion Price"). The lesser of the Fixed Conversion Price or the Floating Conversion Price is hereinafter referred to as the "Conversion Factor."

      Upon the occurrence of certain enumerated events in the Articles (a "Redemption Event"), holders of shares of Series A Preferred Stock have the right to sell such holder's shares of Series A Preferred Stock to the Registrant at a price equal to the Liquidation Preference (plus any accrued and unpaid dividends or distributions thereon) for each share being redeemed plus the product of the number of shares of Common Stock into which such shares are then convertible multiplied by an amount equal to the difference between (i) the average closing bid price of Common Stock for the three trading days immediately following the date of the redemption notice and (ii) the Conversion Factor.

      At any time after December 20, 1997 and provided that there exists an effective registration statement covering the Conversion Shares, the Registrant has the right to redeem all of the outstanding shares of Series A Preferred Stock at a purchase price equal to the Liquidation Preference (plus any accrued and unpaid dividends or distributions thereon) if the closing bid price of the Common Stock for each of five consecutive trading days prior to the date of the redemption notice is at or greater than 150% of the Fixed Conversion Price (as adjusted pursuant to the Articles). The Registrant also has a right to redeem shares of Series A Preferred Stock, if the closing bid price of Common Stock is less than $4.50 per share for five consecutive trading days and the Registrant receives a conversion notice within three days thereafter, at a price equal to the difference between (i) the average closing bid price of Common Stock for the three trading days immediately following the date of the redemption notice and
(ii) the Conversion Factor.

      Provided that the purchasers have not converted the Series A Preferred Stock to Common Stock, the Warrants are exercisable after December 20, 1997 at a purchase price per share equal to $9.82; provided, however, if there does not exist an effective registration statement covering the shares issuable upon the exercise of the Warrants, the Purchasers may exercise the Warrant in whole or in part in exchange for the number of shares of Common Stock equal to the product of (i) the number of shares as to which the Warrant is being exercised multiplied by (ii) a fraction, the

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numerator of which is the "Market Price" (as defined in the Warrant) less $9.82, and the denominator of which is the Market Price. The number of shares issuable upon exercise of the Warrant will be reduced by 200 for each share of Series A Preferred Stock that such holder was issued in connection with the Private Placement that is converted into Common Stock prior to the first anniversary of the Private Placement. If the Registrant delivers a redemption notice with respect to the Series A Preferred Stock, the Registrant shall also deliver notice to the holders of the Warrants stating that such holders have ninety (90) days to exercise the Warrant at a purchase price equal to $9.82 per share, or the Registrant will redeem the Warrant with respect to any shares of Common Stock issuable upon exercise of the Warrant ("Warrant Stock") not so converted, at a price equal to $.01 per underlying share of Warrant Stock. The Registrant may then redeem the Warrant with respect to any portion thereof that has not been converted into shares of Warrant Stock.

      In connection with the sale of the Series A Preferred Shares, the Purchasers and the Registrant entered into a Registration Rights Agreement dated December 20, 1996. Pursuant to the Registration Rights Agreement, the Registrant has agreed to file a registration statement with the Securities and Exchange Commission (the "Commission") relating to (i) the Conversion Shares and (ii) shares of Common Stock issuable upon exercise of the Warrants (collectively, the "Registrable Shares"), and has agreed to use its best efforts to cause such registration statement to be declared effective by the Commission on or before ninety days after the date on which the Registrant files its Form 10-K (but in no event later than May 14, 1997). If the registration statement is not effective by such date, the Company has agreed to pay to the Investors the aggregate sum of $4,000 per day until the earlier to occur of (i) the effective date of the registration statement or (ii) the sixtieth day following date. The failure by the Company to register the Conversation Shares pursuant to an effective registration statement by the later of 150 from the date that the Company files its Annual Report on Form 10-K or July 14, 1996 constitutes a Redemption Event. If any time after April 1, 1997 (i) the Company does not have an effective registration statement covering the Registrable Shares, (ii) the Purchasers have exercised their rights in the event of a Redemption Event and,
(iii) within fifteen days of such exercise the Company has not delivered the redemption price, then holders of at least fifty-one percent of the aggregate amount of Series A Preferred Shares, Registrable Shares and Warrants not yet registered and sold have the right to make one demand to register the Registrable Shares. In addition, the holders of Registrable Shares, Preferred Stock and Warrants have piggyback registration rights each time the Company proposes to register any shares of Common Stock under the Act for its own account or on behalf of any other securities holder, subject to a pro rata cutback in the event of an underwritten offering.


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Item 7. Financial Statements and Exhibits.

      (c)   Exhibits.


Exhibit No.                 Description

    3.1 Amendment to Articles of Incorporation of the Registrant filed with the Secretary of State of the State of Florida on December 20, 1996
    10.1     Series A Stock Purchase Agreement by and among Credit
             Suisse First Boston Corporation, Silverton International
             Fund Limited and the Registrant dated December 20, 1996
    10.2     Registration Rights Agreement by and among Credit
             Suisse First Boston Corporation, Silverton International
             Fund Limited and the Registrant dated December 20,
             1996.
    10.3     Form of Warrant




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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          ABLE TELCOM HOLDING CORP.


                                          By: /s/Daniel L. Osborne
                                              --------------------------------
                                               Daniel L. Osborne
                                               Chief Accounting Officer



Dated: December 31, 1996